Member FDIC Welcome to the Virtual Annual Meeting of Shareholders Thursday, May 23, 2024 at 1:00 p.m. Pacific Daylight Time (PDT) Exhibit 99.1

Virtual Annual Meeting of Shareholders Today’s Agenda 1. Call to Order and Opening Remarks 2. New Business / Proposals a. To elect 10 members of the Board of Directors, each for a term of one year; b. To consider an advisory proposal on the frequency of votes on executive compensation; c. To approve an advisory proposal on the Company’s 2023 executive compensation; and d. To ratify the selection of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. 3. Voting on Proposals 4. Closing of the Formal Meeting / Begin Presentation 2

Member FDIC Virtual Annual Meeting of Shareholders Presentation May 23, 2024

Forward Looking Statement Disclaimer and Basis of Presentation 4 • Forward - looking statements are based on management’s knowledge and belief as of today and include information concerning Heritage Commerce Corp (the “Company”), the holding company for Heritage Bank of Commerce (the “Bank” or “HBC”), its possible or assumed future financial condition, and its results of operations, business and earnings outlook. These forward - looking statements are subject to various risks and uncertainties that may be outside our control and our actual results could differ materially from our projected results. For a discussion of risk factors which could cause results to differ, please see the Company’s reports on Forms 10 - K and 10 - Q, as filed with the Securities and Exchange Commission, and the Company’s press releases. Readers should not place undue reliance on the forward - looking statements, which reflect management's view only as of the date hereof and based on certain information as of March 31, 2024. The Company undertakes no obligation to publicly revise these forward - looking statements to reflect subsequent events or circumstances. • Financial results are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and with reference to certain non - GAAP financial measures. However, certain non - GAAP performance measures and ratios are used by management to evaluate and measure the Company’s performance. The Company believes these non - GAAP financial measures are common in the banking industry and may enhance comparability for peer comparison purposes. These non - GAAP financial measures should be supplemental to primary GAAP financial measures and should not be read in isolation or relied upon as a substitute for primary GAAP financial measures. A reconciliation of GAAP to non - GAAP financial measures are presented in the Appendix.

Heritage Commerce Corp: At a Glance • Continue to build a Northern California premier community business bank augmented by National and Statewide businesses that have specialty expertise and controls. Services will be delivered through our offices and loan/deposit teams. • Growth will be achieved through: • Organic expansion of relationships and new customers. • Opening de novo locations when relationship management teams are found in key markets. • Acquisitions of Northern California community banks or national businesses that complement our existing lines of business. • Focus will remain on relationship banking vs. transaction - only banking. • Continue to focus on strong risk management. 5 Heritage Commerce Corp Greater San Francisco Bay Area Ticker HTBK Headquarters San Jose, CA Assets $5.3 billion Loans $3.3 billion Deposits $4.4 billion 13.4% Total Capital Ratio 15.6% Loan to Deposit Ratio 75.06% Corporate Financials as of March 31, 2024 Common Equity Tier 1 Capital Ratio Greater San Francisco Bay Area Strategy Strategy

Heritage Commerce Corp Profile • History: • Heritage Bank of Commerce (1) , celebrates its 30 th anniversary as a community business bank headquartered in San Jose, California. The bank was founded in 1994. • Relationship Banking: • We offer a full range of banking using a “Consultative” relationship banking approach. • Customer Clientele: • Small to medium - sized closely held businesses (and their principals and key employees) • Professional organizations • High net worth individuals • Non - profits • Specialty Expertise: • Small Business Administration (“SBA”) Lending and loan sales • Corporate Finance/Asset - Based Lending • Factoring • Construction Lending • Cash Management • Non - profit organizations, education, and churches • Homeowner Association Services (“HOA”) (1) Heritage Bank of Commerce is the Company’s wholly - owned subsidiary. Honors / Awards: • Recognized on Forbes’ List of World’s Best Banks 2024 • Ranked 25 th on S&P Global Market Intelligence’s Top 50 list of best - performing community banks 2024 • In May 2024, Kroll Bond Rating Agency, LLC (“KBRA”) affirmed the Company’s senior unsecured debt rating of BBB+, the subordinated debt rating of BBB, and the short - term debt rating of K2 • Earned the Raymond James Community Bankers Cup for 2023 and 2022, which recognizes the top 10% of community bank in the nation based on profitability, operational efficiency and balance sheet metrics 6

HERITAGE
COMMERCE CORP

Market Share / GDP / Employment

Market Share

Rank	Bank	Branch Count	Deposits (In millions)
	Top Local Regional Banks[1]		
1	Fremont Bancorp	22	4,731
2	**Heritage Commerce Corp**	**17**	**4,521**
3	Mechanics Bank	23	4,041
4	Bank of Marin Bancorp.	14	2,158
5	Avidbank Holdings Inc.	1	1,750
	Top National Franchises[2]		
1	Bank of America, NA	163	219,484
2	JPMorgan Chase Bank, NA	220	108,355
3	Wells Fargo Bank, NA	189	107,399
4	First-Citizens Bank & Trust	8	38,924
5	CitiBank, NA	87	29,441
Total for Market		**1,197**	**628,141**

GDP and Demographic

Real Gross Domestic Product, By County, 2022[3]

	Rank in State	Rank in Nation
Santa Clara	2	5
San Francisco	5	11
San Mateo	6	15
Alameda	7	19
Contra Costa	11	59

Per Capita Personal Income, By MSA, 2022[4]

	Rank in Nation
San Jose-Sunnyvale-Santa Clara	2
San Francisco-Oakland-Berkeley	5

Employment

Unemployment Rate, as of March 2024[5]

Santa Clara County	4.1%
San Francisco County	3.7%
San Mateo County	3.5%
Alameda County	4.6%
Contra Costa County	4.7%
California State	5.3%

(1) HBC ranks second amongst independent community banks headquartered in the Metropolitan Statistical Area ("MSA") of San Francisco-Oakland-Fremont, CA and San Jose-Sunnyvale-Santa Clara, CA. Source: S&P Global Market Intelligence as of June 30, 2023.

(2) San Francisco Bay Area refers to Alameda, Contra Costa, Marin, San Benito, San Francisco, San Mateo, and Santa Clara counties. Source: FDIC, Summary of Deposits as of June 30, 2023

(3) Source: U.S. Bureau of Economic Analysis. Data for the year ended December 31, 2022

(4) Source: U.S. Bureau of Economic Analysis. Data for the year ended December 31, 2022

(5) Source: California Employment Development Department

HERITAGE BANK OF COMMERCE
7

Management Team Robertson Clay Jones President and Chief Executive Officer 650.321.2899 Chris Edmonds - Waters Executive Vice President Chief People & Culture 408 . 494 . 4550 Susan Just Executive Vice President Chief Credit Officer 408 . 494 . 4550 Lawrence D . McGovern Executive Vice President Chief Financial Officer 408 . 494 . 4562 Mr . Jones, Mr . McGovern and Ms . Reuter are officers of the Company and the Bank Deborah K. Reuter Executive Vice President Chief Risk Officer & Corporate Secretary 408 . 494 . 4542 Glen E. Shu Executive Vice President President, Specialty Finance Group 650 . 645 . 4834 Sachin Vaidya Executive Vice President Chief Information Officer 408 . 494 . 4536 Dustin Warford Executive Vice President Community Business Banking President 408.792.4060 Karol Watson Executive Vice President Branch Operations 415 . 229 . 8416 Suzanne Zierman Executive Vice President Audit Liaison 408 . 494 . 4526 8

Full Year 2023 Highlights Net income for fiscal year 2023 was $64.4 million, or $1.05 per average diluted common share, just shy of record earnings of $66.6 million delivered for 2022. The fully taxable equivalent (“FTE”) net interest margin (2) improved 13 basis points to 3.70% for the year ended December 31, 2023, compared to 3.57% for the year ended December 31, 2022. Total assets were $5.2 billion at year - end 2023, with total loans increasing 2% from a year ago to $3.4 billion. Credit quality was strong with nonperforming loans at $7.7 million, or 0.23% of total loans, while the allowance for credit losses on loans to total loans was 1.43% at year - end. Liquidity and available lines of credit remain robust at $3 billion. 9 $64.4 million Net income $192.2 million Net revenue (1) $1.05 Diluted earnings per share 1.21% Annualized return on average assets 13.57% Annualized return on average tangible common equity (2) (1) Net interest income (before provision for credit losses on loans) plus noninterest income (2) This is a non - GAAP financial measure.

• T otal client deposits increased over $66 million at March 31, 2024 from the prior quarter • The loan portfolio increased over $74 million or 2% at March 31, 2024, year - over - year • First quarter earnings typically reflect increased seasonal expenses such as payroll taxes and other employee benefits, and the first quarter of 2024 was no exception • While we benefit from higher yields on assets, we continue to see a modest impact on the increase cost of our deposits causing a slight compression in our net interest margin • The Bank’s credit quality remains strong, supported by sound reserves for potential credit losses. First Quarter 2024 Highlights 10 $10.2 million Net income $42.1 million Net Revenue (1) $0.17 Diluted earnings per share 0.79% Annualized return on average assets 8.24% Annualized return on average tangible common equity (2) (1) Net interest income (before provision for credit losses on loans) plus noninterest income (2) This is a non - GAAP financial measure.

Loan Growth Performance – Organic and Acquisition Driven Compound Annual Growth Rates (“CAGR”) 11 (1) Includes loans held for sale Dollars In thousands

Loan Portfolio Attributes at the First Quarter 2024 • Excluding residential mortgage principal paydowns, loans increased $112.8 million, or 4% from a year ago. • Commercial and industrial line utilization was 28% compared to 31% a year ago. • Approximately 26% of the Company’s loan portfolio consisted of floating rate loans, compared to 31% a year ago. • There were 23 new Commercial Real Estate (CRE) loans originated in the first quarter of 2024 totaling $40 million with a weighted average LTV (1) and DSCR (2) for non - owner occupied of 51% and 1.84 times, respectively. • The weighted average LTV (1) and DSCR (2) for the non - owner occupied office portfolio were 42.6% and 1.83 times, respectively. • The average loan size for all CRE loans was $1.6 million, with the office CRE subsegment also at $1.6 million. • The Company has personal guarantees on 92% of its CRE portfolio. Many of the unguaranteed CRE loans were made to credit - worthy non - profit organizations. 12 (1) LTV is an abbreviation for Loan - to - Value (2) DSCR is an abbreviation for Debt Service Coverage Ratio

Diversified Loan Portfolio at March 31, 2024 Industrial , 19% Retail , 25% Office , 20% Multifamily , 18% Mixed - Use, Special Purpose , 18% CRE Non - Owner Occupied $1.3 Billion 13 14% 38% 17% 4% 4% 8% 15% 0% Loan Portfolio Commercial CRE Non-Owner Occupied CRE Owner Occupied Land & Construction Equity Lines Multifamily Residential Mortgages Consumer & Other $3.3 Billion

Credit Quality at a Glance at First Quarter 2024 x 13 borrowers in NPAs totaling $7.9 million x No CRE loans included in NPAs x No foreclosed assets on the balance sheet x No Shared National Credits (“SNCs”) or material purchased participations x Classified assets totaled $35.4 million, or 0.67% of total assets *Loans 30 days or more past due. 0.64% Delinquencies* / Loans 0.15% Nonperforming Assets ("NPAs") / Total Assets 0.03% Net Charge - offs / Average Loans 14 $0 $5,000 $10,000 $15,000 $20,000 $25,000 2018 2019 2020 2021 2022 2023 2024Q1 Delinquencies Real Estate Loans Const Develop Loans Consumer Loans Commercial Loans $ in thousands $0 $5,000 $10,000 $15,000 2018 2019 2020 2021 2022 2023 2024Q1 Nonperforming Assets Real Estate Loans Const Develop Loans Consumer Loans Commercial Loans $ in thousands

Allowance for Credit Losses on Loans (“ACLL”) ACLL as of March 31, 2024 Total: $47.9M Percent of Loans: 1.44% Percent of NPAs: 608% Percent of Past Dues: 223% Percent of Classified: 135% 15 $ in thousands

Strong Deposit Base at March 31, 2024 Demand, noninterest - bearing 28% Demand, interest - bearing 21% Savings and money market 25% Time deposits - under $250,000 1% Time deposits - $250,000 and over 4% ICS and CDARS * 21% Total Cost of Deposits of 1.56% *Insured Cash Sweep (“ICS”)/Certificate of Deposits Account Registry Service (“CDARS”) Total Deposits: $4,444,660,000 16

Total Deposits Stable at March 31, 2024 • Total deposits were $4.4 billion at both March 31, 2024 and March 31, 2023. Deposits increased 2% during the first quarter of 2024. • Migration of client deposits to insured accounts resulted in an increase in ICS/CDARS deposits to $914 million at March 31, 2024, compared to $304 million at March 31, 2023. • Noninterest - bearing deposits decreased $227.0 million, or 15%, to $1.2 billion at March 31, 2024 from $1.5 billion at March 31, 2023, due to the rising interest rate environment. • Deposit accounts numbered 24,730 at March 31, 2024, with balances averaging $180,000, compared to 24,103 accounts at March 31, 2023, averaging $184,000. • Uninsured deposits were $2.02 billion, or 45% of total deposits, at March 31, 2024, compared to $2.56 billion, or 58% of total deposits, at March 31, 2023. 17 Deposit Costs - 1st Quarter 2024 $ in thousands Average Average Balance Rate    Demand, noninterest-bearing $ 1,177,078 Demand, interest-bearing 920,048 0.68 %   Savings and money market 1,067,581 2.50 %   Time deposits - under $100 10,945 1.54 %   Time deposits - $100 and over 221,211 3.75 %   ICS/CDARS - NMD and Time 963,287 2.76 %   Total interest-bearing 3,183,072 2.14 %   Total deposits $ 4,360,150 1.56%

High Quality Securities Portfolio Generates Cash Flow at March 31, 2024 • Investment securities totaled $1.0 billion at quarter end, of which $404 million were in the available - for - sale portfolio (at fair value), and $636 million were in the held - to - maturity portfolio. • The pre - tax unrealized loss on the available - for - sale portfolio was $9.7 million, or $6.9 million net of taxes, which was only 1.0% of total shareholders’ equity at quarter end. • The unrecognized loss on the held - to - maturity portfolio was $65.8 million net of taxes, which was 9.7% of total shareholders’ equity at quarter end. • The unrealized and unrecognized losses in both the available - for - sale and held - to - maturity portfolios were due to higher interest rates since security acquisition. • The fair value is expected to recover as the securities approach their maturity date and/or market rates decline. All principal amounts are expected to be repaid by maturity. • The weighted average life of the total investment securities portfolio was 4.44 years at quarter end, compared to 4.82 years a year ago. 18 $ in thousands

Strong Liquidity: $3.0 Billion Available at March 31, 2024 • The Company’s available liquidity and borrowing capacity was $3.0 billion at quarter end, up from $2.6 billion a year ago and $2.9 billion at year end 2023. • The loan to deposit ratio was 75.1% at quarter end, compared to 73.4% a year ago, and 76.5% at year end 2023. 19 (1) FRB is an abbreviation for the Federal Reserve Bank (2) FHLB is an abbreviation for the Federal Home Loan Bank Liquidity and Available Lines of Credit Total Percent of Percent of At March 31, 2024 ($ in thousands) Available Deposits Uninsured Excess funds at the FRB (1) $ 490,000 11.0% 24.3% FRB discount window collateralized line of credit 1,245,362 28.0% 61.7% FHLB collateralized borrowing capacity (2) 1,097,518 24.7% 54.4% Unpledged investment securities (at fair value) 55,358 1.2% 2.7% Federal funds purchase arrangements 90,000 2.0% 4.5% Holding company line of credit 20,000 0.4% 1.0% Total $ 2,998,238 67.3% 148.6%

Returning Dividends to Shareholders Prudent Capital Management In Uncertain Times 20 Dividend Yield 6.06% (on the last trading day of the First Quarter 2024)

Positioned for Continued Growth in the San Francisco Bay Area • Small to medium - sized business customer relationship focus in vibrant economic geography • Competitive loan and deposit/cash management products catering to businesses • Diversified specialty business units • Experienced management team throughout the Company • Solid capital and liquidity management • 15.6% Total Capital Ratio under the Basel III regulatory requirements at 3/31/24 • 75.1% loan to deposit ratio at 3/31/24 • Quarterly common dividend at $0.13 per share in the first quarter of 2024 and since 2020 • Excellent locations and markets with solid market share among community banks • 17 branch locations • San Jose and San Francisco (including Oakland) MSA’s are first and second in the State of California with highest median household income and per capita income • The Bay Area counties the Bank operates in are ranked the highest in California for personal income 21

Long - Term Strategic Goals Drive high - quality loan growth to increase profitability Scale via organic deposit growth and acquisitions to gain efficiency Invest in talent and emerging technology A disciplined, strategic approach to delivering value long - term 22

For more information contact: Deborah K. Reuter Executive Vice President Chief Risk Officer & Corporate Secretary 408 - 494 - 4542

Reconciliation of Non - GAAP Financial Measures Appendix:

Non - GAAP Return Measures (1) GAAP financial measure (2) Non-GAAP financial measure 25 (Dollars in thousands) Net income (1) 10,166 64,443 Average tangible common equity components: Average Equity (1) $ 672,292 $ 652,449 Less: Goodwill (167,631) (167,631) Less: Other Intangible Assets (8,408) (9,905) Total Average Tangible Common Equity (2) $ 496,253 $ 474,913 Annualized return on average common equity (1) 6.08%   9.88 %   Annualized return on average tangible common equity (2) 8.24%   13.57 %   Quarter Ended Year Ended March 31,  December 31,  2024 2023

Non - GAAP FTE Measures 26 (Dollars in thousands) Year Ended December 31, 2023 2022 Net interest income (1) $ 183,224 $ 179,880 Tax-equivalent adjustment on securities - exempt from Federal tax 251 228 Net interest income, FTE (2) $ 183,475 $ 180,108 Average balance of total interest earning assets $ 4,955,018 $ 5,051,552 Net interest margin (annualized net interest income divided by the average balance of total interest earnings assets) (1) 3.70%   3.56 %   Net interest margin, FTE (annualized net interest income, FTE, divided by the average balance of total interest earnings assets) (2) 3.70%   3.57%